Goldman Sachs Funds



TAX-FREE FUNDS                             Annual Report October 31, 1999



                                           High current income potential

[GRAPHIC]
                                           from portfolios that invest primarily


                                           in municipal securities.


                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS TAX-FREE FUNDS

Market Overview

Dear Shareholder,

Over the course of the year ended October 31, 1999, bond market performance was mixed as the Federal Reserve Board implemented rate hikes in the face of a strong showing by the U.S. economy.

               Market Review

             . The Bond Market -- Initially, virtually all non-Treasury sectors benefited from the gradual stabilization of the global financial markets and investors' renewed tolerance for risk. Emerging economic data that pointed to a stable economy further encouraged bond market performance. Shortly thereafter, however, economic indicators that are critical in determining the Federal Open Market Committee's position on monetary policy came in higher than expected.

               Toward period end, the Federal Reserve Board (the "Fed") chose to initiate a rate hike given Chairman Alan Greenspan's perception that the economy was growing too quickly. The move was expected and had little impact on the bond market as a whole. Rather, the Fed's adoption of a post-rate hike neutral stance prompted a market rally. Treasuries, in particular, performed well, supported by equity market weakness and lower-than-expected inflation data.

             . The Economy -- Despite widespread expectations of stable to moderating growth and declining interest rates, economic momentum continued unabated into 1999. Robust equity markets and tight labor conditions remained the primary drivers of domestic demand, while a general lack of pricing power and persistent overcapacity among the nation's producers kept the Fed from intervening to prevent a buildup of inflationary pressures.

               A springtime lull in the economy was fueled, in large part, by a soaring trade deficit. As a result, rate hike fears were briefly allayed. However, although the deficit worsened in the ensuing months, other factors, including strong consumer spending, helped offset its negative impact. Over the course of the three months ended September 1999, the economy grew by 4.8% -- the fastest pace of the year to date. The Fed, as expected, initiated a rate hike, while fears that another would follow were pervasive.

               Outlook

               In the current economic environment, the Fed has adopted a tightening bias. However, another rate hike is a real possibility should the economy be perceived as overheating. Within the bond market, uncertainty surrounding Y2K may add to existing investor skittishness. This, in turn, may increase spread volatility going into year-end.

               We encourage you to maintain your long-term investment program, and we look forward to serving your investment needs in the years ahead.

               Sincerely,

               /s/ David B. Ford        /s/ David W. Blood       /s/ Sharmin Mossavar-Rahmani

               David B. Ford            David W. Blood           Sharmin Mossavar-Rahmani
               Co-Head, Goldman Sachs   Co-Head, Goldman Sachs   CIO, Fixed Income Investments,
               Asset Management         Asset Management         Goldman Sachs Asset Management

               November 30, 1999

NOT FDIC-INSURED
May Lose Value
No Bank Guarantee

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Fixed Income Investment Process


With our fixed income portfolios, we seek consistent, strong performance. We actively manage our funds within a research-intensive, risk-managed framework instead of attempting to anticipate interest rate movements.

--------------------------------------------------------------------------------
                        FIXED INCOME SECURITY SELECTION
--------------------------------------------------------------------------------

                                       1
                               SECTOR ALLOCATION

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.



                                       2
                              SECURITY SELECTION

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.



                                       3
                            YIELD CURVE STRATEGIES

We adjust the term structure of our portfolios based on our expectations of the relationship between short-and long-term interest rates, while keeping each fund's duration close to its benchmark.

FUND BASICS

Short Duration Tax-Free Fund

as of October 31, 1999


Assets Under Management
    $104.7 Million

NASDAQ SYMBOLS

Class A Shares
    GSDTX

Class B Shares
    GSDBX

Class C Shares
    GSTCX

Institutional Shares
    GSDUX

Service Shares
    GSTAX


--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------

October 31, 1998     Fund Total Return      30-Day Taxable            30-Day               Lehman 3-Year
October 31, 1999     (based on NAV)/1/    Equivalent Yield/2/   Standardized Yield/3/    Muni Bond Index/4/
-----------------------------------------------------------------------------------------------------------
Class A                    1.00%                  7.48%                4.52%                    2.17%
Class B                    0.49%                  6.62%                4.00%                    2.17%
Class C                    0.34%                   N/A                  N/A                     2.17%
Institutional              1.50%                   8.29%                5.01%                   2.17%
Service                    0.89%                   7.47%                4.51%                   2.17%

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

/2/ The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.

/3/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

4 The Lehman 3-Year Municipal Bond Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------

For the period ending 9/30/99   Class A  Class B   Class C Institutional   Service
-----------------------------------------------------------------------------------
One Year/5/                     -0.46%   -1.03%   -0.17%       2.00%        1.49%
Five Years/5/                     N/A      N/A      N/A        4.49%        3.94%
Since Inception/5/               3.09%    2.90%     2.69%      4.21%        3.93%
                                (5/1/97) (5/1/97) (8/15/97)  (10/1/92)    (9/20/94)
-----------------------------------------------------------------------------------

/5/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Portfolio Composition as of 10/31/996
--------------------------------------------------------------------------------
Sector Allocation                               Credit Allocation
--------------------------------------------------------------------------------
Revenue Bonds                        45.0%             AAA            40.0%
Pre-refunded                         23.0%              AA            29.0%
Insured Revenue Bonds                18.0%               A            25.0%
General Obligations                  14.0%             BBB             6.0%
--------------------------------------------------------------------------------

/6/ The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and may not sum to 100%. Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

Short Duration Tax-Free Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the year ended October 31, 1999.

Performance Review

Over the year ended October 31, 1999, the Fund's A, B, C, Institutional and Service share classes generated cumulative total returns, at net asset value, of 1.00%, 0.49%, 0.34%, 1.50% and 0.89%, respectively. Over the same time period, the Fund's benchmark, the Lehman Brothers Three-Year Municipal Bond Index, generated a cumulative total return of 2.17%.

Municipal Market Performance

Late in 1998, a decline in the pace of new issue supply, the attractiveness of equities and historically low nominal yields all significantly hindered demand for municipal bonds. As a result, municipal bonds underperformed Treasuries. By early 1999, however, Treasury yields rose dramatically. The municipal market's reluctance to follow Treasury market performance led tax-exempts to experience their strongest relative performance in years. By mid-1999, market volatility, in the form of rising rates, caused a slowdown in municipal bond issuance, while demand for municipal bonds tapered off. Rates continued to rise through the third quarter. As a result, municipals ended the period underperforming Treasuries.

Portfolio Composition

Although municipal credit spreads remained generally tight, we were able to selectively purchase several holdings that offered above-market yields, but this did not bring about a significant decrease in the overall credit quality of the Fund. A result of this shift was an increase in the weighting of revenue bonds in the portfolio (from 32.9% on October 31, 1998 to 45.0% on October 31, 1999), since the revenue sector tends to offer greater bond variety than the more staid general obligation market. Beginning in the summer of 1999, we lowered our exposure to insured revenue bonds and increased our weighting to general obligation bond holdings. This move reflected the shift in Moody's and Fitch's default models, which we believe is favorable for general obligation ratings. In anticipation of upgrades to general obligation bonds, the Fund increased its holdings of such bonds.

PERFORMANCE OVERVIEW

The Goldman Sachs Short Duration Tax-Free Fund seeks current income, consistent with low volatility of principal, that is exempt from regular federal income tax, primarily through investments in municipal securities.

Portfolio Highlights

As we mentioned previously, Moody's and Fitch have recently re-evaluated their default models. These models are a key part of the ratings methodology and suggest that the rating agencies are likely to adjust their models to reflect lower default rates, especially for general obligation bonds. In anticipation of rating increases, we purchased general obligation bonds and bonds whose ratings are based on an issuer's general obligation rating. For example, we bought $4 million Alabama State general obligation 5.5% bonds due 10/1/00 and $3 million New York State certificate of participation bonds 5% due 9/1/01. If these bonds are upgraded and absent any other unexpected events, their prices should be expected to rise. In fact, New York State was recently upgraded to A+ by Standard & Poor's, and the rating on the New York certificates was raised to A from BBB+ after the date of this report. We have not seen a material price change on these bonds; it may take an upgrade by Moody's before this occurs. These bonds also fit our objective of holding premium bonds with some protection against rising interest rates.

Portfolio Outlook

We are optimistic about the outlook for municipals. We have based this outlook on several factors: near-term supply appears light, interest rates have stabilized, and the combination of volatile equity markets and higher rates has encouraged individuals to increase their investment in municipal bonds. However, mutual funds have experienced outflows, and Y2K fears may impact the remainder of the year. Going forward, we will continue to emphasize selective purchases in the higher yielding revenue bond sector, general obligation bonds that may provide tightening opportunities, and careful yield curve management.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

November 30, 1999

FUND BASICS

Municipal Income Fund

October 31, 1999


Assets Under Management
     $120.4 Million

NASDAQ Symbols

Class A Shares
    GSMIX

Class B Shares
    GSMBX

Class C Shares
    GSMUX

Institutional Shares
      GSMTX

Service Shares
    GSMEX

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

October 31, 1998       Fund Total Return       30-Day Taxable              30-Day              Lehman 15-Year
October 31, 1999       (based on NAV)/1/     Equivalent Yield/2/    Standardized Yield/3/    Muni Bond Index/4/
----------------------------------------------------------------------------------------------------------------
Class A                      -4.46%                  7.37%                  4.45%                  -2.48%
Class B                      -5.10%                  6.46%                  3.90%                  -2.48%
Class C                      -5.10%                  6.46%                  3.90%                  -2.48%
Institutional                -4.07%                  8.38%                  5.06%                  -2.48%
Service                      -4.49%                   N/A                    N/A                   -2.48%
----------------------------------------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance reflects the reinvestment of dividends and other distributions.

/2/The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.

/3/The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/4/The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 5,000 municipal bonds, which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund's first full month of operation (8/1/93), which does not directly correlate with the Fund's performance since its inception. The Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------

For the period ending 9/30/99  Class A     Class B     Class C   Institutional      Service
-----------------------------------------------------------------------------------------------
One Year/5/                     -7.47%     -8.66%      -4.75%        -2.74%         -3.11%
Five Years/5/                    5.29%       N/A         N/A           N/A           6.22%
Since Inception/5/               4.22%      3.73%       2.34%         3.44%          4.97%
                               (7/20/93)   (5/1/96)   (8/15/97)     (8/15/97)      (7/20/93)/6/
-----------------------------------------------------------------------------------------------

/5/The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

/6/Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
Portfolio Composition as of 10/31/997
--------------------------------------------------------------------------------
Sector Allocation                             Credit Allocation
--------------------------------------------------------------------------------
Insured Revenue Bonds                   34.0%         AAA       51.0%
Revenue Bonds                           29.0%          AA       27.0%
Insured General Obligations             18.0%           A       19.0%
General Obligations                     18.0%         BBB        3.0%
Pre-Refunded                             1.0%
--------------------------------------------------------------------------------
/7/The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and may not sum to 100%.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the year ended October 31, 1999.

Performance Review

Over the year ended October 31, 1999, the Fund's A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of -4.46%, -5.10% , -5.10%, -4.07% and -4.49%, respectively. These returns underperformed the -2.48% return generated by the Fund's benchmark, the Lehman Brothers 15-Year Municipal Bond Index.

The Fund's underperformance was partially attributable to our term structure, to specific securities and to rising rates.

For most of the fiscal year the Fund was barbelled, concentrating assets in five-to 10-year maturities and 20+-year maturities. The Index consists of bonds due in 13 to 17 years. Throughout the period of time covered by this report, 15-year maturities were the best performing part of the curve. Recently, the Fund has assumed a maturity profile that is more in line with that of the Index.

Several securities in the Fund also underperformed. For example, the Fund held several highly rated or insured health care bonds, a sector that has significantly underperformed the market over the past year. In another instance, the project backing a bond was declared in default. Although debt service on the bond was fully guaranteed by a letter of credit, pricing weakened significantly. However, we believe that the security is undervalued and continue to hold it. Finally, rising rates also impacted the Fund as many bonds became discounts, thus falling into a tax situation known as de minimus, a situation that negatively impacts pricing. The implication of the de minimus rule is that the impact of market discount will be greater for bonds with shorter maturities than for bonds with longer maturities.

Municipal Market Performance

Municipal bond market performance demonstrated little consistency throughout the period under review. Late in 1998, a decline in the pace of new issue supply, the attractiveness of equities and historically low nominal yields all significantly hindered demand. As a result, municipal bonds underperformed Treasuries. By early 1999, however, Treasury yields rose dramatically. The municipal market's reluctance to follow Treasury market performance led tax-exempts to experience their strongest relative performance in years.

By mid-1999, market volatility, in the form of rising rates, caused a slowdown in municipal bond issuance, while demand for municipal bonds tapered off. Rates continued to rise through the third quarter. As a result, municipals ended the period underperforming Treasuries.

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs Municipal Income Fund seeks a high level of current income exempt from regular federal income tax that is consistent with preservation of capital, primarily through investments in municipal securities.

Portfolio Composition

Portfolio composition remained relatively stable over the period, with the exception of an increase in the Fund's position in insured general obligation bonds (from 13.7% on October 31, 1998 to 18.0% on October 31, 1999), as well as one in general obligation bonds (from 9.5% on October 31, 1998 to 18.0% on October 31, 1999). The Fund increased its holdings of general obligation bonds in anticipation of a shift in Moody's and Fitch's default model, which we believe is favorable for general obligation ratings. This increase accounted in part for the reduction in the Fund's position in insured revenue bonds (from 53.9% on October 21, 1998 to 34.0% on October 31, 1999).

Portfolio Highlights

As we mentioned previously, Moody's and Fitch recently re-evaluated their default models. These models are a key part of the ratings methodology and suggest that the rating agencies are likely to adjust their models to reflect lower default rates, especially for general obligation bonds. In anticipation of rating increases, we have purchased general obligation bonds. For example, we bought $5.38 million Wisconsin State general obligation bonds 6.25% due 5/1/15 and $3.5 million Washington State general obligation bonds 5.9% due 7/1/15. If these bonds are upgraded and absent any other unexpected events, their prices should be expected to rise. These bonds also fit our term structure goals, which are (1) to be bulleted around the 15 year part of the curve and (2) to hold premium bonds with some protection against rising interest rates.

Portfolio Outlook

We are optimistic about the outlook for municipals. We have based this outlook on several factors: near-term supply appears light, interest rates have stabilized, and the combination of volatile equity markets and higher rates has encouraged individuals to increase their investment in municipal bonds. However, mutual funds have experienced outflows, and Y2K fears may impact the remainder of the year. Going forward, we will continue to emphasize selective purchases in the higher yielding revenue bond sector, general obligation bonds that may provide tightening opportunities, and careful yield curve management.

We thank you for your investment and look forward to your continued confidence.

GOLDMAN SACHS TAX-FREE FUNDS

The Goldman Sachs Advantage


Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?



                          Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.



                               In-Depth Research

Our team-driven investment processes encourage us to share information, challenge ideas and form fresh opinions that shape investment portfolios. Our growth, value and international equity teams complement this process by performing rigorous, fundamental research and by conducting on-site visits to hundreds of companies each year. Our quantitative CORE equity team conducts its own research and capitalizes on the resources of Goldman Sachs' Global Investment Research Department.



                                Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
October 31, 1999
 The following graph shows the value as of October 31, 1999, of a $10,000 investment made on October 1, 1992 (commencement of operations) in the Institutional shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 3-Year Municipal Bond Index ("Lehman 3-Year Muni Bond Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from the Institutional shares due to differences in fees and loads.

 Short Duration Tax-Free Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 1, 1992 to October 31, 1999.

 [GRAPH]


                            Institutional               Lehman 3-Year
                                Shares                 Muni Bond Index
            10/1/92              10000                       10000
             Oct-92               9966                        9961
             Nov-92              10041                       10031
             Dec-92              10127                       10091
             Jan-93              10199                       10167
             Feb-93              10406                       10326
             Mar-93              10350                       10295
             Apr-93              10425                       10355
             May-93              10427                       10383
             Jun-93              10512                       10449
             Jul-93              10504                       10455
             Aug-93              10590                       10552
             Sep-93              10656                       10598
             Oct-93              10667                       10620
             Nov-93              10643                       10607
             Dec-93              10755                       10718
             Jan-94              10841                       10805
             Feb-94              10703                       10704
             Mar-94              10562                       10575
             Apr-94              10627                       10637
             May-94              10632                       10687
             Jun-94              10618                       10690
             Jul-94              10710                       10779
             Aug-94              10738                       10818
             Sep-94              10715                       10791
             Oct-94              10685                       10765
             Nov-94              10653                       10746
             Dec-94              10707                       10792
             Jan-95              10726                       10881
             Feb-95              10831                       10997
             Mar-95              10879                       11096
             Apr-95              10909                       11133
             May-95              11053                       11304
             Jun-95              11087                       11331
             Jul-95              11191                       11451
             Aug-95              11271                       11540
             Sep-95              11287                       11573
             Oct-95              11325                       11627
             Nov-95              11399                       11702
             Dec-95              11428                       11751
             Jan-96              11548                       11842
             Feb-96              11575                       11845
             Mar-96              11521                       11816
             Apr-96              11526                       11830
             May-96              11532                       11841
             Jun-96              11597                       11912
             Jul-96              11650                       11978
             Aug-96              11681                       11996
             Sep-96              11758                       12069
             Oct-96              11836                       12153
             Nov-96              11949                       12266
             Dec-96              11967                       12272
             Jan-97              12007                       12326
             Feb-97              12062                       12387
             Mar-97              11995                       12322
             Apr-97              12062                       12375
             May-97              12153                       12476
             Jun-97              12232                       12549
             Jul-97              12359                       12699
             Aug-97              12340                       12673
             Sep-97              12432                       12764
             Oct-97              12475                       12820
             Nov-97              12518                       12857
             Dec-97              12610                       12945
             Jan-98              12690                       13030
             Feb-98              12721                       13057
             Mar-98              12750                       13078
             Apr-98              12729                       13060
             May-98              12848                       13182
             Jun-98              12878                       13226
             Jul-98              12909                       13274
             Aug-98              13016                       13403
             Sep-98              13085                       13489
             Oct-98              13129                       13553
             Nov-98              13172                       13586
             Dec-98              13201                       13618
             Jan-99              13295                       13742
             Feb-99              13295                       13758
             Mar-99              13324                       13770
             Apr-99              13355                       13813
             May-99              13322                       13793
             Jun-99              13262                       13711
             Jul-99              13295                       13778
             Aug-99              13302                       13794
             Sep-99              13347                       13847
             Oct-99              13326                       13848



  Average Annual Total Return through
  October 31, 1999                         Since Inception Five Years One Year
  Class A shares (commenced May 1, 1997)
  Excluding sales charges                       3.73%             n/a    1.00%
  Including sales charges                       2.91%             n/a   -1.04%
 -----------------------------------------------------------------------------
  Class B shares (commenced May 1, 1997)
  Excluding contingent deferred sales
  charges                                       3.11%             n/a    0.49%
  Including contingent deferred sales
  charges                                       2.70%             n/a   -1.52%
 -----------------------------------------------------------------------------
  Class C shares (commenced August 15,
  1997)
  Excluding contingent deferred sales
  charges                                       2.47%             n/a    0.34%
  Including contingent deferred sales
  charges                                       2.47%             n/a   -0.66%
 -----------------------------------------------------------------------------
  Institutional shares (commenced October
  1, 1992)                                      4.13%           4.51%    1.50%
 -----------------------------------------------------------------------------
  Administration shares (commenced May
  20, 1993)(a)                                  3.82%           4.25%    1.37%
 -----------------------------------------------------------------------------
  Service shares (commenced September 20,
  1994)                                         3.82%           3.98%    0.89%
 -----------------------------------------------------------------------------

 (a) The Administration shares were liquidated on July 20, 1999. The returns shown are through termination date. In addition, the one year return is not annualized.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments
October 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - 94.1%
  Alabama - 5.8%
  Alabama Building Renovation Financing Authority RB Series 1990 (A2)
  $1,000,000              7.40%                      09/01/2006                     $  1,047,110
  Alabama State GO Bonds Series 1999 A (AA/Aa3)
   4,000,000              5.50                       10/01/2000                        4,060,200
  Scottsboro Alabama GO Bonds Warrants Series 1996 A (AMBAC) (AAA/Aaa)
   1,000,000              5.75                       11/01/2011                        1,023,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  6,130,310
 -----------------------------------------------------------------------------------------------
  Alaska - 1.3%
  Valdez Alaska Marine Terminal RB for Sohio Pipeline Series 1991 (AA+)
  $1,250,000              7.13%                      12/01/2025                     $  1,333,263
 -----------------------------------------------------------------------------------------------
  Arizona - 2.0%
  Arizona Transportation Board Highway RB Series 1991 A (AA/Aaa)
  $2,000,000              6.55%                      07/01/2007                     $  2,103,500
 -----------------------------------------------------------------------------------------------
  California - 6.8%
  Palmdale Civic Authority RB Series 1994 (MBIA) (AAA/Aaa)
  $1,695,000              6.60%                      09/01/2034                     $  1,802,870
  Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas
  Apartments Series 1 (LOC) (Baa1)
   1,000,000              4.80                       12/15/2007                        1,000,000
  San Francisco County International Airport RB Series 1993-2 (MBIA)
  (AAA/Aaa)
   4,000,000              6.75                       05/01/2020                        4,297,200
 -----------------------------------------------------------------------------------------------
                                                                                    $  7,100,070
 -----------------------------------------------------------------------------------------------
  Colorado - 1.2%
  Larimer County School District COPS No. R1 Poudre Series 1991 D (A2)
  $1,150,000             10.00%                      12/01/2001                     $  1,274,051
 -----------------------------------------------------------------------------------------------
  Connecticut - 3.0%
  Connecticut State Health and Educational Facilities RB for Special Care
  Issue 1997 B (BBB/Baa2)
  $3,365,000              5.13%                      07/01/2007                     $  3,183,761
 -----------------------------------------------------------------------------------------------
  Florida - 5.9%
  Citrus County PCRB for Florida Power Corp. Crystal River Series 1992 B
  (A+/A1)
  $2,000,000              6.35%                      02/01/2022                     $  2,029,920
  Jacksonville Florida Electric Authority RB for Bulk Power Scherer 4
  Project Series 1993 A (AA/Aa2)
   4,000,000              5.25                       10/01/2021                        4,133,680
 -----------------------------------------------------------------------------------------------
                                                                                    $  6,163,600
 -----------------------------------------------------------------------------------------------
  Illinois - 5.4%
  Chicago Metropolitan Housing Development Corp. RB Series 1992-8 A (AMBAC)
  (AAA/Aaa)
  $2,500,000              6.85%                      07/01/2022                     $  2,636,675
  Illinois Health Facilities Authority RB for Highland Park Hospital Series
  A (FGIC) (AAA/Aaa)
   1,000,000              5.20                       10/01/2001                        1,015,570
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - (continued)
  Illinois - (continued)
  Illinois Health Facilities Authority RB for University of Chicago
  Hospitals Series A (MBIA) (AAA/Aaa)
  $1,950,000             5.38%                       08/15/2005                     $  1,998,496
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,650,741
 -----------------------------------------------------------------------------------------------
  Indiana - 6.8%
  Indiana Health Facilities Financing Authority Hospital RB for Methodist
  Hospitals Series 1992 (A2)
  $2,200,000             6.75%                       09/15/2009                     $  2,310,682
  Logansport Multi-Purpose School Building Corp. First Mortgages Series
  1992 (A)
   2,195,000             5.90                        07/01/2005                        2,280,715
  Marion County Hospital Authority Facility RB for Methodist Hospitals of
  Indiana Series 1989 (AAA/Aa3)
   2,450,000             6.50                        09/01/2013                        2,512,401
 -----------------------------------------------------------------------------------------------
                                                                                    $  7,103,798
 -----------------------------------------------------------------------------------------------
  Louisiana - 3.6%
  Lake Charles Harbor and Terminal District Port Facilities RB for
  Trunkline Long Project Series 1992 (A3)
  $2,500,000             7.75%                       08/15/2022                     $  2,719,075
  Louisiana Offshore Deepwater Port Terminal RB Series 1992 B (A/A3)
   1,000,000             5.85                        09/01/2000                        1,009,150
 -----------------------------------------------------------------------------------------------
                                                                                    $  3,728,225
 -----------------------------------------------------------------------------------------------
  Maryland - 2.5%
  Maryland State Health and Higher Educational Facilities Authority RB
  Series 1997 (A-)
  $1,600,000             5.50%                       01/01/2021                     $  1,612,816
  Maryland State Health and Higher Educational Facilities Authority RB
  Series 1997 (LOC) (A)
   1,000,000             4.75                        07/01/2021                          998,540
 -----------------------------------------------------------------------------------------------
                                                                                    $  2,611,356
 -----------------------------------------------------------------------------------------------
  Massachusetts - 5.2%
  Boston Massachusetts RB for Boston City Hospital Series 1993 B (FHA) (AA-
  /Aa)
  $1,245,000             5.75%                       02/15/2013                     $  1,237,605
  Massachusetts Industrial Finance Agency RB for Brandeis College Series
  1989 C (MBIA) (AAA/Aaa)
   1,550,000             6.80                        10/01/2019                        1,592,005
  Massachusetts State GO Bonds Series 1995 A (AA-/Aa3)
   2,500,000             6.25                        07/01/2003                        2,639,925
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,469,535
 -----------------------------------------------------------------------------------------------
  Michigan - 2.3%
  Bishop International Airport Authority RB Series 1999 B (ACA) (A)
  $2,420,000             5.00%                       12/01/2007                     $  2,371,213
 -----------------------------------------------------------------------------------------------
  Missouri - 1.6%
  St. Louis Municipal Finance Leasehold RB Series 1993 A (AMBAC) (AAA/Aaa)
  $1,655,000             5.30%                       07/15/2002                     $  1,689,043
 -----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - (continued)
  Nebraska - 1.7%
  Nebraska Investment Finance Authority MF Hsg. for Wycliffe West RB Series
  1995 A (FNMA) (AAA)
  $1,730,000             5.50%                       12/01/2025                     $  1,758,753
 -----------------------------------------------------------------------------------------------
  New Jersey - 8.5%
  New Jersey Economic Development Authority RB First Mortgage Keswick Pines
  Project Series 1993 (Aaa)
  $2,000,000             8.75%                       01/01/2024                     $  2,325,540
  New Jersey Highway Authority Garden State Parkway RB Series 1992 (AA-/A1)
   3,250,000             6.00                        01/01/2005                        3,380,747
  New Jersey Transportation Corp. Capital Grant RB Series 1997 A (FSA)
  (AAA/Aaa)
   3,100,000             5.40                        09/01/2002                        3,166,991
 -----------------------------------------------------------------------------------------------
                                                                                    $  8,873,278
 -----------------------------------------------------------------------------------------------
  New York - 7.9%
  New York GO Bonds Series 1994 H-1 (A-/A3)
  $1,000,000             6.00%                       08/01/2006                     $  1,051,000
  New York State COPS Series 1999 (BBB+/Baa1)
   3,000,000             5.00                        09/01/2001                        3,028,470
  New York State Housing Finance Agency RB Prerefunded Series 1995 A
  (BBB+/Aaa)
   3,800,000             6.50                        03/15/2025                        4,200,634
 -----------------------------------------------------------------------------------------------
                                                                                    $  8,280,104
 -----------------------------------------------------------------------------------------------
  Pennsylvania - 2.5%
  Pennsylvania GO Bonds Series 1992 (AA/Aa3)
  $2,500,000             6.30%                       09/15/2005                     $  2,625,475
 -----------------------------------------------------------------------------------------------
  South Carolina - 5.2%
  Georgetown County PCRB for International Paper Company Project Series
  1992 (BBB+/A3)
  $2,500,000             6.25%                       06/15/2005                     $  2,604,250
  South Carolina Public Service Authority RB Series 1991 B (AMBAC)
  (AAA/Aaa)
   2,700,000             7.10                        07/01/2021                        2,873,664
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,477,914
 -----------------------------------------------------------------------------------------------
  Tennessee - 4.3%
  Clarksville Public Building Authority RB for Pooled Loan Program Series
  1993 (AA)
  $1,500,000             4.75%                       12/01/2000                     $  1,510,920
  Tennessee GO Bonds Series 1991 B (AAA/Aaa)
   2,800,000             6.85                        06/01/2010                        2,952,656
 -----------------------------------------------------------------------------------------------
                                                                                    $  4,463,576
 -----------------------------------------------------------------------------------------------
  Texas - 5.4%
  Houston Water and Sewer System RB Series 1992 A (MBIA) (AAA/Aaa)
  $2,000,000             6.38%                       12/01/2022                     $  2,073,120
  Memorial Villages Water Authority GO Bonds Series 1990 (Aa3)
     390,000             7.00                        09/01/2000                          396,560
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Debt Obligations - (continued)
  Texas - (continued)
  Titus County Fresh Water RB for Southwestern Electric Power Company
  Series 1991 A (Aa3)
  $2,945,000             8.20%                       08/01/2011                     $  3,174,327
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,644,007
 -----------------------------------------------------------------------------------------------
  Wisconsin - 5.2%
  Wisconsin GO Bonds Series 1992 (AA/Aa2)
  $4,000,000             6.10%                       05/01/2004                     $  4,221,160
  Wisconsin State Health and Educational Facility RB for Medical College of
  Wisconsin Series 1993 (A)
   1,240,000             5.30                        12/01/2003                        1,256,529
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,477,689
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (Cost $99,861,743)                                                                $ 98,513,262
 -----------------------------------------------------------------------------------------------
  Short-Term Obligations\/ - 7.2%
  Alabama - 0.9%
  Phoenix County Industrial Development Board Environmental Improvement RB
  for Georgia Kraft Project Series 1985 (LOC) (P-1)
  $  900,000             3.60%                       11/01/1999                     $    900,000
 -----------------------------------------------------------------------------------------------
  Texas - 3.2%
  Grapevine Texas Industrial Development Corp. VRDN RB American Airlines-B2
  Series 1984 (LOC) (Aa3)
  $3,100,000             3.65%                       11/01/1999                     $  3,100,000
  Harris County Health Facilities Development Corp. VRDN RB St. Luke's
  Episcopal Hospital Series 1997 B (SPA) (AA)
     230,000             3.65                        11/01/1999                          230,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  3,330,000
 -----------------------------------------------------------------------------------------------
  Virginia - 2.0%
  Roanoke IDA Hospital VRDN RB Roanoke Memorial Hospital Series 1995 A (AA-
  /Aa3)
  $2,100,000             3.60%                       11/01/1999                     $  2,100,000
 -----------------------------------------------------------------------------------------------
  Washington - 1.1%
  Washington State Health Care Facilities Authority VRDN RB Virginia Mason
  Medical Center Series 1997 B (AAA/Aaa)
  $1,200,000             3.65%                       11/01/1999                     $  1,200,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $7,530,000)                                                                 $  7,530,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $107,391,743)                                                               $106,043,262
 -----------------------------------------------------------------------------------------------

\/ Security with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments (continued)
October 31, 1999

 -------------------------------------------------------------
  Investment Abbreviations:
  ACA     --Insured by American Capital Access
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  COPS    --Certificates of Participation
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FHA     --Insured by Federal Housing Administration
  FNMA    --Insured by Federal National Mortgage Association
  GO      --General Obligation
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
  SPA     --Stand-by Purchase Agreement
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

 Security ratings are unaudited.

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
October 31, 1999

 The following graph shows the value as of October 31, 1999, of a $10,000 in-vestment made on August 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index")) is shown. This per-formance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

 Municipal Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1993 to October 31, 1999.(a)

 [GRAPH APPEARS HERE]

                               Class A               Lehman 15-Year
                               Shares                 Muni Index
       8/1/93                   9550                     10000
       Aug-93                   9786                     10237
       Sep-93                   9926                     10374
       Oct-93                   9983                     10389
       Nov-93                   9891                     10293
       Dec-93                  10082                     10538
       Jan-94                  10202                     10677
       Feb-94                   9933                     10355
       Mar-94                   9459                      9863
       Apr-94                   9514                      9974
       May-94                   9591                     10077
       Jun-94                   9542                     10003
       Jul-94                   9753                     10201
       Aug-94                   9776                     10233
       Sep-94                   9613                     10061
       Oct-94                   9433                      9862
       Nov-94                   9245                      9651
       Dec-94                   9468                      9889
       Jan-95                   9774                     10223
       Feb-95                   9972                     10560
       Mar-95                  10085                     10691
       Apr-95                  10105                     10695
       May-95                  10406                     11066
       Jun-95                  10277                     10940
       Jul-95                  10348                     11045
       Aug-95                  10494                     11213
       Sep-95                  10573                     11314
       Oct-95                  10734                     11478
       Nov-95                  10936                     11682
       Dec-95                  11068                     11804
       Jan-96                  11224                     11913
       Feb-96                  11134                     11836
       Mar-96                  10920                     11662
       Apr-96                  10870                     11611
       May-96                  10851                     11601
       Jun-96                  10981                     11733
       Jul-96                  11071                     11857
       Aug-96                  11074                     11855
       Sep-96                  11235                     12009
       Oct-96                  11394                     12169
       Nov-96                  11621                     12422
       Dec-96                  11570                     12353
       Jan-97                  11608                     12398
       Feb-97                  11741                     12526
       Mar-97                  11584                     12349
       Apr-97                  11687                     12471
       May-97                  11833                     12669
       Jun-97                  11993                     12823
       Jul-97                  12390                     13236
       Aug-97                  12214                     13086
       Sep-97                  12392                     13252
       Oct-97                  12446                     13340
       Nov-97                  12534                     13428
       Dec-97                  12777                     13657
       Jan-98                  12907                     13825
       Feb-98                  12912                     13821
       Mar-98                  12899                     13832
       Apr-98                  12822                     13767
       May-98                  13045                     14012
       Jun-98                  13087                     14074
       Jul-98                  13098                     14100
       Aug-98                  13297                     14347
       Sep-98                  13447                     14556
       Oct-98                  13416                     14537
       Nov-98                  13449                     14590
       Dec-98                  13488                     14646
       Jan-99                  13660                     14870
       Feb-99                  13572                     14750
       Mar-99                  13594                     14770
       Apr-99                  13580                     14822
       May-99                  13450                     14707
       Jun-99                  13201                     14458
       Jul-99                  13204                     14510
       Aug-99                  13025                     14378
       Sep-99                  13026                     14375
       Oct-99                  12818                     14177


  Average Annual Total Return through
  October 31, 1999                        Since Inception Five Years One Year
  Class A shares (commenced July 20,
  1993)
  Excluding sales charges                      4.66%           6.32%   -4.46%
  Including sales charges                      3.90%           5.34%   -8.76%
 ----------------------------------------------------------------------------
  Class B shares (commenced May 1, 1996)
  Excluding contingent deferred sales
  charges                                      4.04%             n/a   -5.10%
  Including contingent deferred sales
  charges                                      3.15%             n/a   -9.85%
 ----------------------------------------------------------------------------
  Class C shares (commenced August 15,
  1997)
  Excluding contingent deferred sales
  charges                                      1.48%             n/a   -5.10%
  Including contingent deferred sales
  charges                                      1.48%             n/a   -6.05%
 ----------------------------------------------------------------------------
  Institutional shares (commenced August
  15, 1997)                                    2.57%             n/a   -4.07%
 ----------------------------------------------------------------------------
  Service shares (commenced August 15,
  1997)                                        2.23%             n/a   -4.49%
 ----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
October 31, 1999

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - 95.7%
  Alabama - 3.3%
  Alabama Public School and College Authority RB for Capital Improvement
  Series 1999 C (AA/Aa3)
  $4,000,000              5.75%                      07/01/2017                     $ 3,933,680
 ----------------------------------------------------------------------------------------------
  Arizona - 7.9%
  Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments
  Series 1996 A (AAA)
  $1,795,000              5.85%                      01/01/2008                     $ 1,856,138
  Maricopa County United School District No. 41 RB (FSA) (AAA/Aaa)
   2,500,000              6.25                       07/01/2015                       2,593,075
  Maricopa County United School District No. 48 RB Scottsdale Project of
  1997 Series 1999 D (AA/Aa2)
   4,550,000              6.50                       07/01/2010                       5,012,735
 ----------------------------------------------------------------------------------------------
                                                                                    $ 9,461,948
 ----------------------------------------------------------------------------------------------
  California - 2.9%
  Anaheim Public Financing RB for Public Improvements Project Series 1997
  C (FSA) (AAA/Aaa)@
  $2,590,000              6.04%                      09/01/2032                     $   344,626
  Carlsbad Unified School District GO Bonds Series 1997 (FGIC) (AAA/Aaa)@
   2,700,000              5.63                       11/01/2014                       1,148,931
  Orange County Public Finance Authority Waste Management Systems RB Se-
  ries 1997 (AMT) (AMBAC) (Aaa)
   2,110,000              5.25                       12/01/2013                       2,026,064
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,519,621
 ----------------------------------------------------------------------------------------------
  Colorado - 1.6%
  Aurora Centretech Metropolitan District VRDN Series 1998 C (LOC) (A+)
  $2,000,000              4.88%                      12/01/2028                     $ 1,922,840
 ----------------------------------------------------------------------------------------------
  Connecticut - 0.9%
  Mashantucket Western Pequot Tribe Prerefunded RB Series 1996 A
  (AAA/Aaa)+
  $1,000,000              6.50%                      09/01/2005                     $ 1,089,690
 ----------------------------------------------------------------------------------------------
  Florida - 2.1%
  Santa Rosa Bay Bridge Authority RB Series 1996 (BBB-)
  $2,500,000              6.25%                      07/01/2028                     $ 2,490,000
 ----------------------------------------------------------------------------------------------
  Illinois - 14.7%
  Chicago Midway Airport RB Series 1996 A (MBIA) (AAA/Aaa)
  $2,500,000              5.50%                      01/01/2010                     $ 2,519,950
  Illinois Education Facilities Authority RB for Midwestern University
  Series 1998 B (ACA) (A)
   2,500,000              5.50                       05/15/2028                       2,242,525
  Lake County Community Consolidated School District No. 041 GO Bonds Se-
  ries 1999 A (FSA) (AAA/Aaa)
   2,725,000              9.00                       11/01/2016                       3,602,695
  Lake County Forest Preservation District GO Bonds for Land Acquisition
  and Development Bonds Series 1999 (AA+/Aa1)
   3,255,000              5.63                       12/15/2015                       3,188,240
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - (continued)
  Illinois - (continued)
  Lake County Unified School District No. 116 Round Lake GO Bonds Series
  1996 (FSA) (AAA/Aaa)
  $1,000,000              7.60%                      02/01/2013                     $ 1,174,630
   2,000,000              7.60                       02/01/2014                       2,343,020
  Lake, Cook, Kane and McHenry Counties Community Unified School District
  No. 220 GO Bonds Series 1998 (FSA) (AAA/Aaa)
   2,465,000              6.20                       12/01/2012                       2,602,325
 ----------------------------------------------------------------------------------------------
                                                                                    $17,673,385
 ----------------------------------------------------------------------------------------------
  Indiana - 3.3%
  Indiana Bond Bank for Hendricks County RB Series 1997 B (LOC) (AA-)
  $1,420,000              6.00%                      02/01/2012                     $ 1,377,372
  Indiana Transportation Finance Authority Airport Facilities RB Series
  1996 A (AMBAC) (AAA/Aaa)
   2,500,000              6.00                       11/01/2011                       2,616,775
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,994,147
 ----------------------------------------------------------------------------------------------
  Kentucky - 0.9%
  Nelson County Industrial Building RB for Mabex Universal Corp. Project
  Series 1995 (AMT) (LOC) (A3)
  $1,000,000              6.50%                      04/01/2005                     $ 1,033,610
 ----------------------------------------------------------------------------------------------
  Louisiana - 1.6%
  Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)
  $1,845,000              5.95%                      11/01/2015                     $ 1,894,667
 ----------------------------------------------------------------------------------------------
  Maine - 0.5%
  Maine Educational Loan Authority RB Series 1992 A-1 (AMT) (Aaa)
  $  570,000              6.80%                      12/01/2007                     $   595,872
 ----------------------------------------------------------------------------------------------
  Michigan - 4.6%
  Bishop International Airport Authority RB Series 1999 B (ACA) (A)
  $1,085,000              5.25%                      12/01/2012                     $ 1,024,663
  Michigan Higher Education Facilities RB for the Thomas M. Cooley Law
  School Series 1998 (LOC) (A+)
   4,000,000              5.40                       05/01/2018                       3,674,560
  Oakland County Economic Development Corp. RB for Cranbrook Community Se-
  ries 1998 (Aa2)
   1,000,000              5.00                       11/01/2017                         882,570
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,581,793
 ----------------------------------------------------------------------------------------------
  Missouri - 1.8%
  St. Louis Municipal Finance Leasehold RB Series 1993 A (AMBAC) (AAA/Aaa)
  $2,100,000              5.30%                      07/15/2002                     $ 2,143,197
 ----------------------------------------------------------------------------------------------
  New Mexico - 1.6%
  New Mexico Finance Authority RB for Federal Highway Grant Series 1998 A
  (AMBAC) (AAA/Aaa)
  $2,100,000              5.25%                      09/01/2014                     $ 1,981,371
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
 Debt Obligations - (continued)
  New York - 11.4%
  Babylon Waste Facilites GO Bonds Series 1993 (FGIC) (AAA/Aaa)
  $3,500,000              9.00%                      08/01/2011                     $ 4,562,530
  New York GO Bonds Series 1999 J (A-/A3)
   2,310,000              5.00                       05/15/2001                       2,330,628
  New York State Dormitory Authority RB for Department of Health Series
  1996 (MBIA) (AAA/Aaa)
   2,000,000              5.63                       07/01/2012                       2,013,000
  New York State Dormitory Authority RB for State University Educational
  Facilities Series 1998 A (MBIA) (AAA/Aaa)
   5,000,000              5.25                       05/15/2013                       4,787,950
 ----------------------------------------------------------------------------------------------
                                                                                    $13,694,108
 ----------------------------------------------------------------------------------------------
  North Dakota - 1.7%
  Mercer County PCRB for Basin Electric & Power 2nd Series 1995-2 (AMBAC)
  (AAA/Aaa)
  $2,000,000              6.05%                      01/01/2019                     $ 2,005,360
 ----------------------------------------------------------------------------------------------
  Ohio - 0.5%
  Cuyahoga County Port Authority RB for Rock & Roll Hall of Fame Series
  1997
  $  600,000              5.45%                      12/01/2005                     $   592,974
 ----------------------------------------------------------------------------------------------
  Pennsylvania - 3.9%
  Pennsylvania Higher Educational Facilities RB for University of Pennsyl-
  vania Health Services Series 1998 A (MBIA) (AAA/Aaa)
  $2,040,000              5.38%                      01/01/2014                     $ 1,971,517
  Pennsylvania Higher Educational Facilities RB for University of Pennsyl-
  vania Series 1996 B (A/A3)
   2,900,000              5.88                       01/01/2015                       2,763,236
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,734,753
 ----------------------------------------------------------------------------------------------
  Tennessee - 1.1%
  McMinnville Housing Authority RB for First Mortgage Series 1997 (A2)
  $1,325,000              6.00%                      10/01/2009                     $ 1,339,761
 ----------------------------------------------------------------------------------------------
  Texas - 10.2%
  Harris County MF Hsg. RB for Windfern Apartments Series 1999 A (A)
  $4,000,000              5.90%                      07/01/2019                     $ 3,828,040
  Lago Vista Independent School District GO Bonds Series 1997 (PSF) (Aaa)
   1,000,000              5.50                       08/15/2027                         930,170
  Lubbock Health Facilities Development RB for St. Josephs Health Systems
  Series 1998 (AA/Aa3)
   5,000,000              5.25                       07/01/2017                       4,487,800
  Tarrant County Health Facilities RB Series 1997 A (MBIA) (AAA/Aaa)
   3,000,000              5.75                       02/15/2015                       2,995,950
 ----------------------------------------------------------------------------------------------
                                                                                    $12,241,960
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Debt Obligations - (continued)
  Washington - 14.6%
  Chelan County Public Utilities District No. 001 RB for Chelan Hydro Proj-
  ect Series 1997 D (AMT) (MBIA) (AAA/Aaa)
  $2,500,000              6.35%                      07/01/2028                     $  2,574,850
  Clark County School District No. 117 Camas GO Bonds Series 1999 (FSA)
  (Aaa)
   2,300,000              5.50                       12/01/2017                        2,185,759
  King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)<>
   3,965,000              6.25                       01/01/2016                        4,068,685
  Washington GO Bonds Series 1995 C (AA+/Aa1)
   3,500,000              5.90                       07/01/2015                        3,506,965
  Washington Public Power Supply System RB for Nuclear Project No. 2 Series
  1996 A (AMBAC) (AAA/Aaa)
   2,500,000              5.70                       07/01/2011                        2,534,200
  Washington Public Power Supply System RB for Nuclear Project No. 3 Series
  1993 C (MBIA) (AAA/Aaa)@
   7,500,000              5.88                       07/01/2016                        2,764,500
 -----------------------------------------------------------------------------------------------
                                                                                    $ 17,634,959
 -----------------------------------------------------------------------------------------------
  Wisconsin - 4.6%
  Wisconsin State GO Bonds Series 1999 C (AA/Aa2)<>
  $5,380,000              6.25%                      05/01/2015                     $  5,600,257
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (Cost $119,265,198)                                                               $115,159,953
 -----------------------------------------------------------------------------------------------
 Short-Term Obligations\/ - 6.3%
  New York - 2.4%
  Long Island Power Authority Electric Systems VRDN RB Series 1998-6
  (AA/Aa3)
  $1,400,000              3.65%                      11/01/1999                     $  1,400,000
  New York State Dormitory Authority VRDN RB Cornell Unversity Series 1990
  B (AA/Aa2)
   1,500,000              3.55                       11/01/1999                        1,500,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  2,900,000
 -----------------------------------------------------------------------------------------------
  Texas - 1.8%
  Harris County Health Facilities Development Corp. VRDN RB St. Luke's
  Episcopal Hospital Series 1997 A (AA)
  $2,200,000              3.65%                      11/01/1999                     $  2,200,000
 -----------------------------------------------------------------------------------------------
  Virginia - 0.8%
  Roanoke IDA Hospital VRDN RB for Carilion Health Systems Series 1997 A
  (SPA) (AA-/Aa3)
  $1,000,000              3.60%                      11/01/1999                     $  1,000,000
 -----------------------------------------------------------------------------------------------
  District of Columbia - 1.3%
  District of Columbia VRDN GO Bonds General Recovery Fund Series 1991 B-1
  (LOC) (AA-/Aa3)
  $1,550,000              3.75%                      11/01/1999                     $  1,550,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $7,650,000)                                                                 $  7,650,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $126,915,198)                                                               $122,809,953
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

October 31, 1999

 ------------------------------------------------------------------------------
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,089,690 as of October 31, 1999.

 @ Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity

<> When-issued security.

\/ Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 -------------------------------------------------------------
  Investment Abbreviations:
  ACA     --Insured by American Capital Access
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  AMT     --Alternative Minimum Tax
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  PSF     --Guaranteed by Permanent School Fund
  RB      --Revenue Bond
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

 Security ratings are unaudited.

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statements of Assets and Liabilities
October 31, 1999

                                                  Short Duration     Municipal
                                                   Tax-Free Fund   Income Fund
 Assets:

  Investment in securities, at value (identified
  cost $107,391,743 and $126,915,198,
  respectively)                                     $106,043,262  $122,809,953
  Cash                                                    13,492       152,913
  Receivables:
  Investment securities sold                                  --     5,437,467
  Interest                                             1,673,381     2,006,755
  Fund shares sold                                       152,489       239,594
  Reimbursement from advisor                               9,941        17,890
  Other assets                                             2,139         9,725
 ------------------------------------------------------------------------------
  Total assets                                       107,894,704   130,674,297
 ------------------------------------------------------------------------------
 Liabilities:

  Payables:
  Investment securities purchased                      3,026,907     9,631,252
  Income distribution                                     50,572       125,408
  Fund shares repurchased                                 55,945       415,528
  Amounts owed to affiliates                              47,231       100,195
  Accrued expenses and other liabilities                  45,830        46,626
 ------------------------------------------------------------------------------
  Total liabilities                                    3,226,485    10,319,009
 ------------------------------------------------------------------------------
 Net Assets:
  Paid-in capital                                    109,995,857   126,544,365
  Accumulated distributions in excess of net
  investment income                                     (136,128)      (39,224)
  Accumulated net realized loss on investment
  and futures transactions                            (3,843,029)   (2,044,608)
  Net unrealized loss on investments                  (1,348,481)   (4,105,245)
 ------------------------------------------------------------------------------
  NET ASSETS                                        $104,668,219  $120,355,288
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  per share(a)
  Class A                                                  $9.93        $14.07
  Class B                                                  $9.93        $14.08
  Class C                                                  $9.93        $14.08
  Institutional                                            $9.93        $14.07
  Service                                                  $9.92        $14.09
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                              2,306,456     6,426,935
  Class B                                                201,522       663,175
  Class C                                                208,550       310,980
  Institutional                                        7,810,472     1,150,851
  Service                                                 17,410           111
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value
  (unlimited number of shares authorized)             10,544,410     8,552,052
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0204 and 1.0471) for Class A shares of Short Duration Tax-Free and Municipal Income is $10.13 and $14.73, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Operations
For the Year Ended October 31, 1999



                                                   Short Duration     Municipal
                                                    Tax-Free Fund   Income Fund
  Investment income:
  Interest                                           $  3,965,042 $   5,996,912
 ------------------------------------------------------------------------------
  Total income                                          3,965,042     5,996,912
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                         379,825       646,968
  Distribution and service fees(a)                         99,717       359,241
  Transfer agent fees(b)                                   77,953       205,929
  Custodian fees                                           61,178        71,361
  Registration fees                                        66,926        49,590
  Professional fees                                        65,491        52,720
  Trustee fees                                             10,418         9,693
  Administration share fees                                   192            --
  Service share fees                                        6,221             7
  Other                                                     9,425           573
 ------------------------------------------------------------------------------
  Total expenses                                          777,346     1,396,082
 ------------------------------------------------------------------------------
  Less-expenses reimbursed and fees waived              (259,475)     (238,048)
 ------------------------------------------------------------------------------
  Net expenses                                            517,871     1,158,034
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                 3,447,171     4,838,878
 ------------------------------------------------------------------------------
  Realized and unrealized loss on investment and
  futures transactions:
  Net realized loss from:
  Investment transactions                               (188,017)   (1,466,733)
  Futures transactions                                         --       (4,683)
  Net change in unrealized gain on:
  Investments                                         (1,991,940)   (8,955,883)
  Futures                                                      --      (24,920)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment
  and futures transactions                            (2,179,957)  (10,452,219)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    $  1,267,214 $ (5,613,341)
 ------------------------------------------------------------------------------

 (a) Class A, Class B, and Class C of the following funds had distribution and service fees of:
  Short Duration Tax-Free Fund -- $55,585, $15,715, and $28,417, respectively. Municipal Income Fund -- $233,311, $83,700, and $42,230, respectively.

 (b) The following funds had transfer agency fees of:
  Short Duration Tax-Free Fund -- $42,244, $2,986, $5,399, $26,795, $31 and
  $498 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
  Municipal Income Fund -- $177,316, $15,903, $8,024, $4,685, and $1 for Class
  A, Class B, Class C, Institutional Class, and Service Class, respectively.

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1999

                                                Short Duration     Municipal
                                                 Tax-Free Fund   Income Fund
  From operations:
  Net investment income                          $  3,447,171   $  4,838,878
  Net realized loss on investment and futures        (188,017)    (1,471,416)
  Net change in unrealized gain on investments
  and futures                                      (1,991,940)    (8,980,803)
 ----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                          1,267,214    (5,613,341)
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                      (764,670)   (3,988,967)
  Class B shares                                       (45,605)     (294,527)
  Class C shares                                       (77,388)     (148,156)
  Institutional shares                              (2,578,390)     (545,553)
  Administration shares                                 (2,735)           --
  Service shares                                       (40,429)          (68)
  In excess of net investment income
  Class A shares                                       (27,843)      (30,293)
  Class B shares                                        (1,661)       (2,237)
  Class C shares                                        (2,818)       (1,125)
  Institutional shares                                 (93,883)       (4,143)
  Administration shares                                   (100)           --
  Service shares                                        (1,472)           (1)
  From net realized gain on investment and
  futures transactions
  Class A shares                                            --      (577,455)
  Class B shares                                            --       (47,276)
  Class C shares                                            --       (18,715)
  Institutional shares                                      --       (49,863)
  Administration shares                                     --            --
  Service shares                                            --           (10)
 ----------------------------------------------------------------------------
  Total distributions to shareholders               (3,636,994)   (5,708,389)
 ----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                    113,638,321    58,714,045
  Reinvestment of dividends and distributions        3,252,382     4,377,689
  Cost of shares repurchased                       (93,695,830)  (38,312,817)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from
  share transactions                                23,194,873    24,778,917
 ----------------------------------------------------------------------------
  TOTAL INCREASE                                    20,825,093    13,457,187
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                 83,843,126   106,898,101
 ----------------------------------------------------------------------------
  End of year                                     $104,668,219  $120,355,288
 ----------------------------------------------------------------------------
  Accumulated distributions in excess of net
  investment income                               $   (136,128) $    (39,224)
 ----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                   Short Duration    Municipal
                                                    Tax-Free Fund  Income Fund
  From operations:
  Net investment income                             $ 1,788,889   $  3,571,600
  Net realized gain from investment and futures
  transactions                                          269,867        142,526
  Net change in unrealized gain on investments
  and futures                                           263,420      2,435,958
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                          2,322,176      6,150,084
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                       (420,239)    (3,301,234)
  Class B shares                                         (9,424)      (125,487)
  Class C shares                                        (36,571)       (41,577)
  Institutional shares                               (1,297,489)       (34,610)
  Administration shares                                  (9,873)            --
  Service shares                                        (70,477)           (64)
  From net realized gain on investment and
  futures transactions
  Class A shares                                             --       (123,858)
  Class B shares                                             --         (3,541)
  Class C shares                                             --           (467)
  Institutional shares                                       --           (658)
  Administration shares                                      --             --
  Service shares                                             --             (3)
 ------------------------------------------------------------------------------
  Total distributions to shareholders                (1,844,073)    (3,631,499)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                      79,620,422     50,919,586
  Reinvestment of dividends and distributions         1,551,849      2,344,160
  Cost of shares repurchased                        (32,887,113)   (15,670,581)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                       48,285,158     37,593,165
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                     48,763,261     40,111,750
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                                  35,079,865     66,786,351
 ------------------------------------------------------------------------------
  End of year                                       $83,843,126   $106,898,101
 ------------------------------------------------------------------------------
  Accumulated undistributed net investment income   $    62,046   $    138,393
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements
October 31, 1999

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and the Goldman Sachs Municipal In-come Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Short Duration Tax-Free and Municipal Income are diversified portfo-lios offering five classes of shares -- Class A, Class B, Class C, Institu-tional and Service. On July 20, 1999, the Administration Class shares of the Short Duration Tax-Free Fund were liquidated and are no longer offered.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest in-come over the life of the security with a corresponding decrease in the cost basis of the security.

 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-ex-empt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.

GOLDMAN SACHS TAX-FREE FUNDS

October 31, 1999

   The Short Duration Tax-Free and Municipal Income Funds, at their most re-cent tax year-ends of October 31, 1999, had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                       Years of
  Fund                                                   Amount       Expiration
 -------------------------------------------------------------------------------
  Short Duration Tax-Free                              $3,843,000     2002-2007
 -------------------------------------------------------------------------------
  Municipal Income                                      2,045,000          2007
 -------------------------------------------------------------------------------

   At October 31, 1999 the Funds' aggregate unrealized gains and losses based on cost for federal income tax purposes was as follows:

                        Tax           Gross           Gross      Net Unrealized
  Fund                  Cost     Unrealized Gain Unrealized Loss      Loss
 ------------------------------------------------------------------------------
  Short Duration
  Tax-Free          $107,391,743    $107,488       $(1,455,969)   $(1,348,481)
 ------------------------------------------------------------------------------
  Municipal Income   126,915,198     530,389        (4,635,634)    (4,105,245)
 ------------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

 E. Segregation Transactions -- The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's in-vestment adviser pursuant to Investment Management Agreements (the "Agree-ments"). Under the Agreements, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% and .55% of the average daily net assets of Short Duration Tax-Free and Municipal Income, respectively. GSAM has voluntarily agreed to waive a portion of its management fee equal annually to .05% of the average daily net assets of each Fund. For the year ended October 31, 1999, GSAM waived approximately $47,000 and $59,000 of its management fee attributable to the Short Duration Tax-Free and Municipal In-come Funds, respectively. GSAM may discontinue or modify these waivers in the future at its discretion.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

   GSAM has voluntarily agreed to limit "Other Expenses" (excluding manage-ment, distribution and service fees, transfer agent fees, Administration and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .00% of the average daily net assets of each Fund. For the year ended October 31, 1999, Goldman Sachs has agreed to reimburse ap-proximately $210,000 and $179,000 to Short Duration Tax-Free and Municipal Income, respectively.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $39,000 and $48,000 for the year ended October 31, 1999 for Short Duration Tax-Free and Municipal Income, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the distribution and service fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Tax-Free. For the year ended October 31, 1999, Goldman Sachs has waived approximately $2,000 of the distribution and service fees attributable to the Class B shares of Short Duration Tax-Free. Goldman Sachs may discon-tinue or modify this waiver in the future at its discretion.
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional, Service and Administration shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Short Duration Tax-Free, has adopted an Administra-tion Plan. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying lev-els of account administration and shareholder liaison services to their cus-tomers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class. On July 21, 1999, the Administra-tion Plan was terminated due to the liquidation of the Administration Class shares on July 20, 1999.
   At October 31, 1999, the amounts owed to affiliates were as follows (in thousands):

                                            Distribution     Transfer
                             Management     and Service       Agent
  Fund                          Fees            Fees           Fees       Total
 ------------------------------------------------------------------------------
  Short Duration Tax-Free       $32             $ 8            $ 7        $ 47
 ------------------------------------------------------------------------------
  Municipal Income               52              31             17         100
 ------------------------------------------------------------------------------

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1999, were as follows:

                                                                      Sales or
  Fund                                              Purchases        Maturities
 -------------------------------------------------------------------------------
  Short Duration Tax-Free                          $162,196,358     $129,320,295
 -------------------------------------------------------------------------------
  Municipal Income                                   99,174,878       78,401,535
 -------------------------------------------------------------------------------

   For the year ended October 31, 1999, Municipal Income incurred commission expenses of approximately $1,000 in connection with futures contracts entered into with Goldman Sachs.

 Futures Contracts -- The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' strategies and potentially result in a loss. At October 31, 1999, neither Fund had open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a mar-ket value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended October 31, 1999, the Funds did not have any borrowings under any of these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Short Duration Tax-Free has reclassified $8,351 from distributions in excess of net investment income to paid-in capital. Municipal Income Fund has reclassified $199 and $1,226 from distributions in excess of net investment income to paid-in capital and accu-mulated net realized loss, respectively.
   These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

 7. OTHER MATTERS (UNAUDITED)

 During the year ended October 31, 1999, 100% of the distributions from net investment income paid by Goldman Sachs Short Duration Tax-Free Fund and Goldman Sachs Municipal Income Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

 8. CHANGE IN INDEPENDENT AUDITORS

 On October 26, 1999 the Board of Trustees of the Funds, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Funds' independent auditors to Ernst & Young LLP. For the fiscal years ended October 31, 1999 and October 31, 1998, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, au-dit scope, or accounting principles. Further, there were no disagreements be-tween the Funds and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1999
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1999 is as follows:

                            Short Duration Tax-Free
                                     Fund              Municipal Income Fund
                                          -------------------------------------
                                Shares       Dollars      Shares       Dollars
 ------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,642,831  $ 26,739,478   2,487,407  $ 37,239,582
 Reinvestment of dividends
 and distributions              60,149       606,852     236,715     3,547,213
 Shares repurchased         (2,348,233)  (23,756,336) (2,188,230)  (32,704,920)
                                          -------------------------------------
                               354,747     3,589,994     535,892     8,081,875
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   143,414     1,452,458     311,533     4,688,547
 Reinvestment of dividends
 and distributions               3,915        39,401      15,176       227,116
 Shares repurchased            (41,468)     (421,907)    (97,942)   (1,472,016)
                                          -------------------------------------
                               105,861     1,069,952     228,767     3,443,647
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   913,925     9,182,624     200,328     3,041,377
 Reinvestment of dividends
 and distributions               6,945        70,046       7,806       116,917
 Shares repurchased           (933,863)   (9,362,292)    (82,108)   (1,208,599)
                                          -------------------------------------
                               (12,993)     (109,622)    126,026     1,949,695
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 7,455,342    75,314,086     919,438    13,744,539
 Reinvestment of dividends
 and distributions             247,700     2,495,701      32,665       486,364
 Shares repurchased         (5,553,387)  (56,277,910)   (198,983)   (2,927,282)
                                          -------------------------------------
                             2,149,655    21,531,877     753,120    11,303,621
 ------------------------------------------------------------------------------
 Administration Shares(a)
 Shares sold                    42,409       431,432          --            --
 Reinvestment of dividends
 and distributions                 155         1,575          --            --
 Shares repurchased            (94,101)     (956,228)         --            --
                                          -------------------------------------
                               (51,537)     (523,221)         --            --
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                    51,278       518,243          --            --
 Reinvestment of dividends
 and distributions               3,822        38,807           5            79
 Shares repurchased           (289,195)   (2,921,157)         --            --
                                          -------------------------------------
                              (234,095)   (2,364,107)          5            79
 ------------------------------------------------------------------------------
 NET INCREASE                2,311,638  $ 23,194,873   1,643,810  $ 24,778,917
 ------------------------------------------------------------------------------

 (a) Short Duration Tax-Free Administration Class shares were liquidated on July 20, 1999.

                                                    GOLDMAN SACHS TAX-FREE FUNDS



 Share activity for the year ended October 31, 1998 is as follows:


                           Short Duration Tax-Free Fund    Municipal Income Fund
                           -----------------------------------------------------
                                Shares      Dollars         Shares      Dollars
 -------------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,956,094  $29,981,070      2,331,248  $35,680,920
 Reinvestment of dividends
 and distributions              36,408      369,107        144,878    2,217,736
 Shares repurchased         (1,439,779) (14,600,893)      (890,339) (13,671,669)
                           -----------------------------------------------------
                             1,552,723   15,749,284      1,585,787   24,226,987
 -------------------------------------------------------------------------------
 Class B Shares
 Shares sold                   113,668    1,154,981        363,405    5,570,533
 Reinvestment of dividends
 and distributions                 716        7,572          4,818       73,917
 Shares repurchased            (29,252)    (296,080)       (50,499)    (771,483)
                           -----------------------------------------------------
                                85,132      866,473        317,724    4,872,967
 -------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   260,602    2,643,664        236,415    3,613,212
 Reinvestment of dividends
 and distributions               3,289       33,332          2,421       37,200
 Shares repurchased            (42,508)    (430,853)       (62,563)    (957,474)
                           -----------------------------------------------------
                               221,383    2,246,143        176,273    2,692,938
 -------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 4,094,699   41,604,670        391,005    6,054,921
 Reinvestment of dividends
 and distributions             105,149    1,065,181            988       15,243
 Shares repurchased         (1,399,986) (14,177,195)       (17,697)    (269,955)
                           -----------------------------------------------------
                             2,799,862   28,492,656        374,296    5,800,209
 -------------------------------------------------------------------------------
 Administration Shares
 Shares sold                    45,558      460,529             --           --
 Reinvestment of dividends
 and distributions                 948        9,613             --           --
 Shares repurchased             (2,644)     (26,596)            --           --
                           -----------------------------------------------------
                                43,862      443,546             --           --
 -------------------------------------------------------------------------------
 Service Shares
 Shares sold                   373,021    3,775,508             --           --
 Reinvestment of dividends
 and distributions               6,622       67,044              4           64
 Shares repurchased           (331,731)  (3,355,496)            --           --
                           -----------------------------------------------------
                                47,912      487,056              4           64
 -------------------------------------------------------------------------------
 NET INCREASE                4,750,874  $48,285,158      2,454,084  $37,593,165
 -------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                      Income (loss) from        Distributions to
                                   investment operations(a)       shareholders
                                   -------------------------- ---------------------
                                                Net realized
                                               and unrealized                           Net
                         Net asset              gain (loss)              In excess   increase
                          value,      Net      on investment   From net    of net   (decrease)
                         beginning investment   and futures   investment investment   in net
                         of period   income     transactions    income     income   asset value
 FOR THE YEARS ENDED OCTOBER 31,
  1999 - Class A
  Shares                  $10.19     $0.34         $(0.24)      $(0.34)    $(0.02)    $(0.26)
  1999 - Class B
  Shares                   10.18      0.28          (0.23)       (0.28)     (0.02)     (0.25)
  1999 - Class C
  Shares                   10.18      0.26          (0.22)       (0.26)     (0.03)     (0.25)
  1999 - Institutional
  Shares                   10.18      0.38          (0.23)       (0.39)     (0.01)     (0.25)
  1999 -
   Administration
  Shares(f)                10.18      0.26(e)       (0.12)(e)    (0.27)        --      (0.13)
  1999 - Service Shares    10.18      0.33(e)       (0.24)(e)    (0.33)     (0.02)     (0.26)
 ----------------------------------------------------------------------------------------------
  1998 - Class A Shares    10.08      0.36(e)        0.13(e)     (0.38)        --       0.11
  1998 - Class B Shares    10.08      0.30(e)        0.12(e)     (0.32)        --       0.10
  1998 - Class C Shares    10.07      0.28(e)        0.14(e)     (0.31)        --       0.11
  1998 - Institutional
  Shares                   10.07      0.39(e)        0.13(e)     (0.41)        --       0.11
  1998 - Administration
  Shares                   10.07      0.36(e)        0.13(e)     (0.38)        --       0.11
  1998 - Service Shares    10.07      0.34(e)        0.13(e)     (0.36)        --       0.11
 ----------------------------------------------------------------------------------------------
  1997 - Class A Shares
  (commenced May 1)         9.94      0.20(e)        0.14(e)     (0.20)        --       0.14
  1997 - Class B Shares
  (commenced May 1)         9.94      0.16(e)        0.14(e)     (0.16)        --       0.14
  1997 - Class C Shares
  (commenced August 15)    10.04      0.07(e)        0.03(e)     (0.07)        --       0.03
  1997 - Institutional
  Shares                    9.96      0.42(e)        0.11(e)     (0.42)        --       0.11
  1997 - Administration
  Shares                    9.96      0.39(e)        0.11(e)     (0.39)        --       0.11
  1997 - Service Shares     9.97      0.37(e)        0.10(e)     (0.37)        --       0.10
 ----------------------------------------------------------------------------------------------
  1996 - Institutional
  Shares                    9.94      0.42(e)        0.02(e)     (0.42)        --       0.02
  1996 - Administration
  Shares                    9.94      0.39(e)        0.02(e)     (0.39)        --       0.02
  1996 - Service Shares     9.95      0.37(e)        0.02(e)     (0.37)        --       0.02
 ----------------------------------------------------------------------------------------------
  1995 - Institutional
  Shares                    9.79      0.42(e)        0.15(e)     (0.42)        --       0.15
  1995 - Administration
  Shares                    9.79      0.40(e)        0.15(e)     (0.40)        --       0.15
  1995 - Service Shares     9.79      0.37(e)        0.16(e)     (0.37)        --       0.16
 ----------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.
 (f) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                                                                    Ratios assuming no
                                                                    voluntary waiver of
                                                                      fees or expense
                                                                        limitations
                                                                  -----------------------

                                 Net                 Ratio of net            Ratio of net
                               assets     Ratio of    investment   Ratio of   investment
     Net asset                at end of net expenses    income     expenses     income    Portfolio
      value,        Total      period    to average   to average  to average  to average  turnover
   end of period   return(b)  (in 000s)  net assets   net assets  net assets  net assets    rate
      $ 9.93         1.00%     $22,903      0.79%        3.37%       1.06%       3.10%     147.20%
        9.93         0.49        2,000      1.39         2.80        1.81        2.38      147.20
        9.93         0.34        2,070      1.54         2.62        1.81        2.35      147.20
        9.93         1.50       77,522      0.39         3.79        0.66        3.52      147.20
       10.05(f)      1.37(d)        --      0.64(c)      3.56(c)     0.91(c)     3.29(c)   147.20
        9.92         0.89          173      0.89         3.23        1.16        2.96      147.20
 --------------------------------------------------------------------------------------------------
       10.19         4.97       19,881      0.71         3.54        1.74        2.51      140.72
       10.18         4.25          974      1.31         3.06        2.27        2.10      140.72
       10.18         4.19        2,256      1.46         2.82        2.27        2.01      140.72
       10.18         5.25       57,647      0.45         3.92        1.26        3.11      140.72
       10.18         4.99          525      0.70         3.58        1.51        2.77      140.72
       10.18         4.73        2,560      0.95         3.44        1.76        2.63      140.72
 --------------------------------------------------------------------------------------------------
       10.08         3.39(d)     4,023      0.70(c)      3.81(c)     1.73(c)     2.78(c)   194.75
       10.08         3.07(d)       106      1.30(c)      3.31(c)     2.23(c)     2.38(c)   194.75
       10.07         0.97(d)         2      1.45(c)      2.60(c)     2.23(c)     1.82(c)   194.75
       10.07         5.40       28,821      0.45         4.18        1.23        3.40      194.75
       10.07         5.14           77      0.70         3.91        1.48        3.13      194.75
       10.07         4.77        2,051      0.95         3.66        1.73        2.88      194.75
 --------------------------------------------------------------------------------------------------
        9.96         4.50       34,814      0.45         4.21        1.01        3.65      231.65
        9.96         4.24           48      0.70         3.96        1.26        3.40      231.65
        9.97         3.98          695      0.95         3.74        1.51        3.18      231.65
 --------------------------------------------------------------------------------------------------
        9.94         5.98       58,389      0.45         4.31        0.77        3.99      259.52
        9.94         5.76           46      0.70         4.14        1.02        3.82      259.52
        9.95         5.59          454      0.95         3.87        1.27        3.55      259.52
 --------------------------------------------------------------------------------------------------

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         Income (loss) from
                                      investment operations(a)    Distributions to shareholders
                                      ------------------------- ----------------------------------
                                                  Net realized                            From
                                                 and unrealized                       net realized     Net
                            Net asset            gain (loss) on    From    In excess    gain on     increase
                             value,      Net     investment and    net       of net    investment  (decrease)
                            beginning investment    futures     investment investment and futures    in net
                            of period   income    transactions    income     income   transactions asset value
 FOR THE YEARS ENDED OCTOBER 31,
  1999 - Class A Shares      $15.47     $0.63        $(1.29)      $(0.65)    $   --      $(0.09)     $(1.40)
  1999 - Class B Shares       15.47      0.51         (1.28)       (0.52)     (0.01)      (0.09)      (1.39)
  1999 - Class C Shares       15.47      0.51         (1.28)       (0.51)     (0.02)      (0.09)      (1.39)
  1999 - Institutional
  Shares                      15.47      0.70         (1.30)       (0.70)     (0.01)      (0.09)      (1.40)
  1999 - Service Shares       15.48      0.65         (1.32)       (0.63)        --       (0.09)      (1.39)
 -------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       14.99      0.65          0.50        (0.64)        --       (0.03)       0.48
  1998 - Class B Shares       15.00      0.53          0.49        (0.52)        --       (0.03)       0.47
  1998 - Class C Shares       14.99      0.53          0.50        (0.52)        --       (0.03)       0.48
  1998 - Institutional
  Shares                      15.00      0.68          0.50        (0.68)        --       (0.03)       0.47
  1998 - Service Shares       14.99      0.64          0.49        (0.61)        --       (0.03)       0.49
 -------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       14.37      0.67          0.62        (0.67)        --          --        0.62
  1997 - Class B Shares       14.37      0.56          0.63        (0.56)        --          --        0.63
  1997 - Class C Shares
  (commenced August 15)       14.85      0.12          0.14        (0.12)        --          --        0.14
  1997 - Institutional
  Shares (commenced August
  15)                         14.84      0.15          0.16        (0.15)        --          --        0.16
  1997 - Service Shares
  (commenced August 15)       14.84      0.14          0.15        (0.14)        --          --        0.15
 -------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.17      0.65          0.20        (0.65)        --          --        0.20
  1996 - Class B Shares
  (commenced May 1)           14.03      0.27          0.34        (0.27)        --          --        0.34
 -------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       13.08      0.67          1.09        (0.67)        --          --        1.09
 -------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

                                                                    Ratios assuming no
                                                                 voluntary waiver of fees
                                                                  or expense limitations
                                                                 --------------------------------

                                                    Ratio of net                    Ratio of net
                            Net assets   Ratio of    investment   Ratio of           investment
    Net asset               at end of  net expenses    income     expenses             income           Portfolio
     value,       Total       period    to average   to average  to average          to average         turnover
  end of period   return(b) (in 000s)   net assets   net assets  net assets          net assets           rate
     $14.07       (4.46)%    $90,443       0.94%        4.15%               1.14%               3.95%     70.31%
      14.08       (5.10)       9,334       1.69         3.40                1.89                3.20      70.31
      14.08       (5.10)       4,379       1.69         3.40                1.89                3.20      70.31
      14.07       (4.07)      16,197       0.54         4.58                0.74                4.38      70.31
      14.09       (4.49)           2       1.04         4.35                1.24                4.15      70.31
-----------------------------------------------------------------------------------------------------------------
      15.47        7.79       91,158       0.87         4.25                1.64                3.48      56.51
      15.47        6.91        6,722       1.62         3.44                2.16                2.90      56.51
      15.47        6.98        2,862       1.62         3.38                2.16                2.84      56.51
      15.47        8.00        6,154       0.58         4.41                1.12                3.87      56.51
      15.48        7.68            2       1.08         4.21                1.62                3.67      56.51
-----------------------------------------------------------------------------------------------------------------
      14.99        9.23       64,553       0.85         4.60                1.62                3.83     153.12
      15.00        8.48        1,750       1.60         3.74                2.12                3.22     153.12
      14.99        1.75(d)       130       1.60(c)      3.24(c)             2.12(c)             2.72(c)  153.12
      15.00        2.10(d)       351       0.60(c)      4.41(c)             1.12(c)             3.89(c)  153.12
      14.99        1.93(d)         2       1.10(c)      4.24(c)             1.62(c)             3.72(c)  153.12
-----------------------------------------------------------------------------------------------------------------
      14.37        6.13       52,267       0.85         4.58                1.55                3.88     344.13
      14.37        4.40(d)       255       1.60(c)      3.55(c)             2.05(c)             3.10(c)  344.13
-----------------------------------------------------------------------------------------------------------------
      14.17       13.79       53,797       0.76         4.93                1.49                4.20     335.55
-----------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - TAX-FREE FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Tax-Free Fixed Income Funds:

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund, two of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Del-aware Business Trust), including the statements of investments, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 December 10, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Tax-Free Funds



The Goldman Sachs Advantage

When you invest in Goldman Sachs Tax-Free Funds, you can capitalize on Goldman Sachs' 130-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


In general, tax-free fixed income investments have the potential to offer more attractive after-tax yields than many taxable fixed income investments.

Goldman Sachs Tax-Free Funds offer investors access to the benefits associated with tax-free investing. The Funds seek high levels of current income exempt from regular federal income tax, primarily through investments in municipal securities.

Target Your Needs

The Goldman Sachs Tax-Free Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Fixed Income Funds

[CHART]

HIGH YIELD

 . High Yield Fund

TAXABLE

 . Global Income Fund
 . Core Fixed Income Fund
 . Government Income Fund
 . Short Duration Government Fund
 . Adjustable Rate Government Fund

TAX-FREE

 . Municipal Income Fund
 . Short Duration Tax-Free Fund


For More Information

To learn more about Goldman Sachs Tax-Free Funds and other Goldman Sachs Funds, call your investment professional today.




* The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005


TRUSTEES                           OFFICERS
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Strubel                 Amy E. Belanger, Assistant Secretary
                                   Howard B. Surloff, Assistant Secretary
                                   Kaysie Uniacke, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman Sachs & Co. is the distributor of the Fund.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman Sachs Global Income Fund's, Goldman Sachs High Yield Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax. Investment income may be subject to state income taxes.


(c) Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
December 31, 1999                                            FI/TFAR / 7K /12-99